EXHIBIT 99.1
PRGX Global, Inc. Unaudited Selected Financial Information

Management evaluates the performance of its reportable segments based upon revenue and measures of profit or loss it refers to as EBITDA and Adjusted EBITDA. Management defines Adjusted EBITDA as earnings from continuing operations before interest and taxes (“EBIT”), adjusted for depreciation and amortization (“EBITDA”), and then further adjusted for unusual and other significant items that management views as distorting the operating results of the various segments from period to period. Such adjustments include restructuring charges, stock-based compensation, bargain purchase gains, acquisition-related charges and benefits (acquisition transaction costs, acquisition obligations classified as compensation, and fair value adjustments to acquisition-related contingent consideration), tangible and intangible asset impairment charges, certain litigation costs and litigation settlements, certain severance charges and foreign currency transaction gains and losses on short-term intercompany balances viewed by management as individually or collectively significant. We do not have any inter-segment revenue. Segment information is as follows (in thousands):

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended March 31, 2013
Revenue	$26,242	$11,017	$3,943	$3,899	$—	$45,101

Net loss						$(497)
Income tax expense						56
Interest expense, net						(217)
EBIT	$5,454	$441	$(311)	$(850)	$(5,392)	(658)
Depreciation of property and equipment	1,368	112	155	373	—	2,008
Amortization of intangible assets	698	396	182	—	—	1,276
EBITDA	7,520	949	26	(477)	(5,392)	2,626
Foreign currency transaction (gains) losses on short-term intercompany balances	52	306	—	—	(1)	357
Acquisition-related charges (benefits)	10	(732)	56	—	—	(666)
Stock-based compensation	—	—	—	—	1,318	1,318
Adjusted EBITDA	$7,582	$523	$82	$(477)	$(4,075)	$3,635

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended June 30, 2013
Revenue	$29,392	$10,770	$3,137	$6,906	$—	$50,205

Net income						$1,831
Income tax expense						586
Interest expense, net						53
EBIT	$6,771	$(74)	$(1,336)	$1,705	$(4,596)	2,470
Depreciation of property and equipment	1,356	126	154	391	—	2,027
Amortization of intangible assets	698	452	182	—	—	1,332
EBITDA	8,825	504	(1,000)	2,096	(4,596)	5,829
Foreign currency transaction (gains) losses on short-term intercompany balances	171	69	—	—	(15)	225
Acquisition-related charges (benefits)	315	(168)	44	—	—	191
Transformation severance and related expenses	80	537	—	—	—	617
Stock-based compensation	—	—	—	—	1,155	1,155
Adjusted EBITDA	$9,391	$942	$(956)	$2,096	$(3,456)	$8,017

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended September 30, 2013
Revenue	$32,365	$12,009	$3,625	$5,404	$—	$53,403

Net income						$4,877
Income tax expense						1,029
Interest expense, net						75
EBIT	$9,418	$1,987	$(351)	$621	$(5,694)	5,981
Depreciation of property and equipment	1,414	124	167	329	—	2,034
Amortization of intangible assets	698	323	183	—	—	1,204
EBITDA	11,530	2,434	(1)	950	(5,694)	9,219
Foreign currency transaction (gains) losses on short-term intercompany balances	(80)	(574)	—	—	18	(636)
Acquisition-related charges	662	—	44	—	—	706
Transformation severance and related expenses	20	56	81	4	—	161
Stock-based compensation	—	—	—	—	1,304	1,304
Adjusted EBITDA	$12,132	$1,916	$124	$954	$(4,372)	$10,754

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended December 31, 2013
Revenue	$30,650	$12,640	$2,478	$739	$—	$46,507

Net loss						$(6,397)
Income tax expense						1,084
Interest expense, net						12
EBIT	$5,451	$1,547	$(1,482)	$(3,716)	$(7,101)	(5,301)
Depreciation of property and equipment	1,479	152	176	355	—	2,162
Amortization of intangible assets	698	337	150	—	—	1,185
EBITDA	7,628	2,036	(1,156)	(3,361)	(7,101)	(1,954)
Impairment charges	2,702	—	71	1,434	—	4,207
Foreign currency transaction (gains) losses on short-term intercompany balances	184	(117)	—	—	(26)	41
Acquisition-related charges	328	—	43	—	—	371
Transformation severance and related expenses	7	542	—	83	1,134	1,766
Stock-based compensation	—	—	—	—	2,517	2,517
Adjusted EBITDA	$10,849	$2,461	$(1,042)	$(1,844)	$(3,476)	$6,948

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended March 31, 2012
Revenue	$28,813	$14,305	$3,222	$5,309	$—	$51,649

Net income						$292
Income tax expense						497
Interest expense, net						504
EBIT	$5,561	$1,657	$(1,755)	$957	$(5,127)	1,293
Depreciation of property and equipment	915	40	250	308	—	1,513
Amortization of intangible assets	1,586	539	202	—	—	2,327
EBITDA	8,062	2,236	(1,303)	1,265	(5,127)	5,133
Foreign currency transaction gains on short-term intercompany balances	(63)	(257)	(19)	—	—	(339)
Acquisition-related charges	—	—	101	—	—	101
Transformation severance and related expenses	90	57	66	29	—	242
Wage claim costs	249	—	—	—	—	249
Stock-based compensation	—	—	—	—	1,401	1,401
Adjusted EBITDA	$8,338	$2,036	$(1,155)	$1,294	$(3,726)	$6,787

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended June 30, 2012
Revenue	$29,592	$13,411	$4,388	$4,267	$—	$51,658

Net income						$1,002
Income tax expense						584
Interest expense, net						529
EBIT	$6,469	$1,554	$(646)	$(175)	$(5,087)	2,115
Depreciation of property and equipment	990	87	169	333	—	1,579
Amortization of intangible assets	767	490	202	—	—	1,459
EBITDA	8,226	2,131	(275)	158	(5,087)	5,153
Foreign currency transaction losses on short-term intercompany balances	71	406	20	—	—	497
Acquisition-related charges (benefits)	—	(471)	94	—	—	(377)
Transformation severance and related expenses	23	21	232	—	—	276
Wage claim costs	328	—	—	—	—	328
Stock-based compensation	—	—	—	—	1,239	1,239
Adjusted EBITDA	$8,648	$2,087	$71	$158	$(3,848)	$7,116

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended September 30, 2012
Revenue	$33,235	$11,406	$3,770	$3,676	$—	$52,087

Net income						$2,565
Income tax expense						505
Interest expense, net						515
EBIT	$9,964	$304	$(1)	$(650)	$(6,032)	3,585
Depreciation of property and equipment	1,111	90	175	340	—	1,716
Amortization of intangible assets	767	462	202	—	—	1,431
EBITDA	11,842	856	376	(310)	(6,032)	6,732
Foreign currency transaction (gains) losses on short-term intercompany balances	(85)	(266)	3	—	—	(348)
Acquisition-related charges (benefits)	—	(14)	93	—	—	79
Transformation severance and related expenses	245	273	—	—	—	518
Stock-based compensation	—	—	—	—	1,839	1,839
Adjusted EBITDA	$12,002	$849	$472	$(310)	$(4,193)	$8,820

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended December 31, 2012
Revenue	$29,998	$14,661	$3,610	$4,840	$—	$53,109

Net income						$1,533
Income tax expense						(289)
Interest expense, net						(582)
EBIT	$6,595	$1,520	$(994)	$(539)	$(5,920)	662
Depreciation of property and equipment	1,635	105	176	360	—	2,276
Amortization of intangible assets	1,235	571	201	—	—	2,007
EBITDA	9,465	2,196	(617)	(179)	(5,920)	4,945
Foreign currency transaction (gains) losses on short-term intercompany balances	33	(214)	(4)	—	(2)	(187)
Acquisition-related charges (benefits)	(1)	(127)	94	—	—	(34)
Transformation severance and related expenses	135	805	67	—	64	1,071
Wage claim costs	—	—	—	407	—	407
Stock-based compensation	—	—	—	—	1,842	1,842
Adjusted EBITDA	$9,632	$2,660	$(460)	$228	$(4,016)	$8,044

EBIT, EBITDA and Adjusted EBITDA are all "non-GAAP financial measures" presented as supplemental measures of the Company’s performance. They are not presented in accordance with accounting principles generally accepted in the United States, or GAAP. The Company believes these measures provide additional meaningful information in evaluating its performance over time, and that the rating agencies and a number of lenders use EBITDA and similar measures for similar purposes. In addition, a measure similar to Adjusted EBITDA is used in the restrictive covenants contained in the Company’s secured credit facility. However, EBIT, EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of the Company’s results as reported under GAAP. In addition, in evaluating EBIT, EBITDA and Adjusted EBITDA, you should be aware that, as described above, the adjustments may vary from period to period and in the future the Company will incur expenses such as those used in calculating these measures. The Company’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items.

The following tables set forth the quarterly and annual operating results (in thousands) by operating segments for each of the quarters in the years ended December 31, 2013 and 2012 and for the first quarter of 2014. Certain reclassifications have been made to conform with classifications adopted in 2013 and in the first and second quarters of 2014.

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended March 31, 2014
Revenue	$24,798	$9,702	$2,283	$1,118	$—	$37,901
Cost of revenue	16,000	7,417	3,035	2,380	—	28,832
Selling, general and administrative expenses	2,848	1,804	566	624	4,134	9,976
Depreciation of property and equipment	1,256	146	160	120	—	1,682
Amortization of intangible assets	500	307	96	—	—	903
Operating income (loss)	$4,194	$28	$(1,574)	$(2,006)	$(4,134)	$(3,492)
Adjusted EBITDA	$5,958	$560	$(1,156)	$(1,731)	$(3,113)	$518

Three Months Ended March 31, 2013
Revenue	$26,242	$11,017	$3,943	$3,899	$—	$45,101
Cost of revenue	15,704	9,022	3,200	3,612	—	31,538
Selling, general and administrative expenses	2,966	740	717	764	5,393	10,580
Depreciation of property and equipment	1,368	112	155	373	—	2,008
Amortization of intangible assets	698	396	182	—	—	1,276
Operating income (loss)	$5,506	$747	$(311)	$(850)	$(5,393)	$(301)
Adjusted EBITDA	$7,582	$523	$82	$(477)	$(4,075)	$3,635

Three Months Ended June 30, 2013
Revenue	$29,392	$10,770	$3,137	$6,906	$—	$50,205
Cost of revenue	16,631	8,758	3,074	4,059	—	32,522
Selling, general and administrative expenses	3,765	1,439	1,063	751	4,611	11,629
Depreciation of property and equipment	1,356	126	154	391	—	2,027
Amortization of intangible assets	698	452	182	—	—	1,332
Operating income (loss)	$6,942	$(5)	$(1,336)	$1,705	$(4,611)	$2,695
Adjusted EBITDA	$9,391	$942	$(956)	$2,096	$(3,456)	$8,017

Three Months Ended September 30, 2013
Revenue	$32,365	$12,009	$3,625	$5,404	$—	$53,403
Cost of revenue	16,920	8,423	2,907	3,553	—	31,803
Selling, general and administrative expenses	3,995	1,726	719	901	5,676	13,017
Depreciation of property and equipment	1,414	124	167	329	—	2,034
Amortization of intangible assets	698	323	183	—	—	1,204
Operating income (loss)	$9,338	$1,413	$(351)	$621	$(5,676)	$5,345
Adjusted EBITDA	$12,132	$1,916	$124	$954	$(4,372)	$10,754

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended December 31, 2013
Revenue	$30,650	$12,640	$2,478	$739	$—	$46,507
Cost of revenue	16,722	8,742	2,750	2,025	—	30,239
Selling, general and administrative expenses	3,414	1,979	813	641	7,127	13,974
Depreciation of property and equipment	1,479	152	176	355	—	2,162
Amortization of intangible assets	698	337	150	—	—	1,185
Impairment charges	2,702	—	71	1,434	—	4,207
Operating income (loss)	$5,635	$1,430	$(1,482)	$(3,716)	$(7,127)	$(5,260)
Adjusted EBITDA	$10,849	$2,461	$(1,042)	$(1,844)	$(3,476)	$6,948

Twelve Months Ended December 31, 2013
Revenue	$118,649	$46,436	$13,183	$16,948	$—	$195,216
Cost of revenue	65,977	34,945	11,931	13,249	—	126,102
Selling, general and administrative expenses	14,140	5,884	3,312	3,057	22,807	49,200
Depreciation of property and equipment	5,617	514	652	1,448	—	8,231
Amortization of intangible assets	2,792	1,508	697	—	—	4,997
Impairment charges	2,702	—	71	1,434	—	4,207
Operating income (loss)	$27,421	$3,585	$(3,480)	$(2,240)	$(22,807)	$2,479
Adjusted EBITDA	$39,954	$5,842	$(1,792)	$729	$(15,379)	$29,354

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended March 31, 2012
Revenue	$28,813	$14,305	$3,222	$5,309	$—	$51,649
Cost of revenue	17,203	10,659	3,852	3,339	—	35,053
Selling, general and administrative expenses	3,611	1,667	692	705	5,127	11,802
Depreciation of property and equipment	915	40	250	308	—	1,513
Amortization of intangible assets	1,586	539	202	—	—	2,327
Operating income (loss)	$5,498	$1,400	$(1,774)	$957	$(5,127)	$954
Adjusted EBITDA	$8,338	$2,036	$(1,155)	$1,294	$(3,726)	$6,787

Three Months Ended June 30, 2012
Revenue	$29,592	$13,411	$4,388	$4,267	$—	$51,658
Cost of revenue	17,307	9,547	3,788	3,448	—	34,090
Selling, general and administrative expenses	3,988	1,327	855	661	5,087	11,918
Depreciation of property and equipment	990	87	169	333	—	1,579
Amortization of intangible assets	767	490	202	—	—	1,459
Operating income (loss)	$6,540	$1,960	$(626)	$(175)	$(5,087)	$2,612
Adjusted EBITDA	$8,648	$2,087	$71	$158	$(3,848)	$7,116

Three Months Ended September 30, 2012
Revenue	$33,235	$11,406	$3,770	$3,676	$—	$52,087
Cost of revenue	18,187	8,776	3,010	3,283	—	33,256
Selling, general and administrative expenses	3,291	2,040	381	703	6,032	12,447
Depreciation of property and equipment	1,111	90	175	340	—	1,716
Amortization of intangible assets	767	462	202	—	—	1,431
Operating income (loss)	$9,879	$38	$2	$(650)	$(6,032)	$3,237
Adjusted EBITDA	$12,002	$849	$472	$(310)	$(4,193)	$8,820

	Recovery Audit Services – Americas	Recovery Audit Services – Europe/Asia- Pacific	Adjacent Services	Healthcare Claims Recovery Audit Services	Corporate Support	Total
Three Months Ended December 31, 2012
Revenue	$29,998	$14,661	$3,610	$4,840	$—	$53,109
Cost of revenue	16,644	10,558	3,627	4,123	—	34,952
Selling, general and administrative expenses	3,856	2,121	604	896	5,922	13,399
Depreciation of property and equipment	1,635	105	176	360	—	2,276
Amortization of intangible assets	1,235	571	201	—	—	2,007
Operating income (loss)	$6,628	$1,306	$(998)	$(539)	$(5,922)	$475
Adjusted EBITDA	$9,632	$2,660	$(460)	$228	$(4,016)	$8,044

Twelve Months Ended December 31, 2012
Revenue	$121,638	$53,783	$14,990	$18,092	$—	$208,503
Cost of revenue	69,341	39,540	14,277	14,193	—	137,351
Selling, general and administrative expenses	14,746	7,155	2,532	2,965	22,168	49,566
Depreciation of property and equipment	4,651	322	770	1,341	—	7,084
Amortization of intangible assets	4,355	2,062	807	—	—	7,224
Operating income (loss)	$28,545	$4,704	$(3,396)	$(407)	$(22,168)	$7,278
Adjusted EBITDA	$38,620	$7,632	$(1,072)	$1,370	$(15,783)	$30,767